UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2022

WABASH NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10883	52-1375208
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 McCarty Lane
Lafayette	Indiana	47905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5310
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

(d) On November 16, 2022, the Board of Directors (the “Board”) of Wabash National Corporation (the “Company”) appointed Mr. Sudhanshu S. Priyadarshi to the Company’s Board and to the Audit Committee and the Compensation Committee, effective November 18, 2022, to serve until the Company’s 2023 annual meeting of stockholders and until his successor is duly elected.

Mr. Priyadarshi was the Senior Vice President and Chief Financial Officer of Vista Outdoor Inc., a designer, manufacturer, and marketer of outdoor sports and recreation products, from April 2020 until November 2022. Prior to joining the Company, Mr. Priyadarshi served as the Chief Financial Officer of Flexport, Inc., a digital freight forwarder and logistics platform, from 2018 to 2019. He served as Vice President of Finance for Walmart, Inc.’s eCommerce business from 2017 to 2018 and Vice President, Finance and Strategy within Walmart’s U.S. finance leadership team from 2016 to 2017. The appointment of Mr. Priyadarshi brings the Company’s Board to nine members.

In connection with his appointment to the Board, Mr. Priyadarshi entered into an indemnification agreement (the “Indemnification Agreement”) with the Company. The Indemnification Agreement is substantially identical to the form of indemnification agreement that the Company has entered into with its other directors and provides that the Company will indemnify Mr. Priyadarshi for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of the Company’s directors. The form of the Indemnification Agreement has previously been filed as an exhibit to the Company’s filings with the Securities and Exchange Commission.

Mr. Priyadarshi will be compensated consistent with the Company’s policy for non-employee directors, pro-rated to reflect his partial year of service, as more fully described in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders under the heading Director Compensation. Mr. Priyadarshi was not selected as a director pursuant to any arrangement or understanding between him and any other person and there are no related party transactions between the Company and Mr. Priyadarshi reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: November 18, 2022	By:	/s/ Michael N. Pettit
Michael N. Pettit
Senior Vice President and Chief Financial Officer